As filed with the Securities and Exchange Commission on Februsry 15, 2001.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-4173

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          JOHN HANCOCK INVESTORS TRUST
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK INVESTORS TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------
[PRINTED ON JOHN HANCOCK FUNDS LETTERHEAD]                   [LOGO] John Hancock


                                       February 15, 2001


JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 29, 2001 at 9:00 a.m., Eastern Time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

Elect Your Fund's Board of Trustees

For each fund, proposal number one asks you to elect 11 Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each individual's background.

Ratify the Trustees' Selection of Accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of Ernst & Young LLP as each fund's independent public accountants for the fund's current fiscal year. Ernst & Young has been the Fund's independent accountants since each fund's inception.

Your Vote is Important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. A prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 8:30 a.m. and 5:00 p.m. Eastern Time.

Thank you in advance for your prompt action on this very important matter.

                                       Sincerely,

                                       /s/Maureen R. Ford
                                       ------------------
                                       Maureen R. Ford
                                       Vice Chairman and Chief Executive Officer

Enclosure
P56XL  2/01
JHK-SL-01

--------------------------------------------------------------------------------

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 29, 2001

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meetings, in case you want to attend in person.

To the Shareholders of
         John Hancock Investors Trust
         John Hancock Income Securities Trust:

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 29, 2001 at 9:00 A.M., Eastern time, and shareholders of each fund will consider the following proposals:

      (1) To elect eleven Trustees to serve until their respective successors have been duly elected and qualified.

      (2) To ratify or reject the Trustees' selection of Ernst & Young LLP as the fund's independent public accountants for the fund's current fiscal year.

      (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 29, 2001 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 15, 2001.

Whether or not you can attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                            By order of the Boards of Trustees,

                                            Susan S. Newton
                                            Vice President and Secretary


February 15, 2001
P56PX 2/01

JHK-PS-01

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on March 29, 2001

                                 PROXY STATEMENT

      This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

      This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 29, 2001 at 9:00 A.M., Eastern time.

      If you sign the enclosed proxy card and return it in time to be voted at the meetings, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meetings by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meetings, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

      The Trustees of each fund have fixed the close of business on January 29, 2001 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

     John Hancock Investors Trust.....................................7,907,523

     John Hancock Income Securities Trust............................10,797,877

      The funds' management does not know of anyone who beneficially owned more than 5% of either fund's shares outstanding on the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

      Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

General

      As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

      Ms. Ford, Ms. Fosler, Ms. Peterson and Messrs. Brown, Aronowitz, Chapman, Cosgrove, Farrell, Glavin, Moore and Pratt are the current nominees for election and will serve until their respective successors have been duly elected and qualified.

Vote Required For Proposal 1

      The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect the nominees of that fund.

Information Concerning Nominees

      The following table describes each nominee's position with the funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of each fund beneficially owned by him or her, directly or indirectly, on the record date.

                                                                        First Became            Shares Owned
                                                                          a Trustee        Beneficially, Directly
Name (Age) and                        Principal Occupation             (Director prior        or Indirectly, on
Position with the Funds            During the Past Five Years            to 1-1-85)         January 29, 2001(1)(2)
-----------------------            --------------------------            ----------         ----------------------
Stephen L. Brown*            Chairman and Director, John Hancock           1999                    100 (A)
(Age 63)                     Life Insurance Company (CEO until                                     100 (B)
Trustee and Chairman         June 2000), John Hancock Financial
                             Services, Inc. (CEO until June 2000);
                             John Hancock Advisers, Inc. (the
                             Adviser), John Hancock Funds, Inc.
                             (John Hancock Funds), The Berkeley
                             Financial Group, Inc. (The Berkeley
                             Group); Director, John Hancock
                             Subsidiaries, Inc.; John Hancock
                             Signature Services, Inc. (Signature
                             Services) (until January 1997); John
                             Hancock Insurance Agency, Inc.;
                             (Insurance Agency), (until May 1999);

                                                                        First Became            Shares Owned
                                                                          a Trustee        Beneficially, Directly
Name (Age) and                        Principal Occupation             (Director prior        or Indirectly, on
Position with the Funds            During the Past Five Years            to 1-1-85)         January 29, 2001(1)(2)
-----------------------            --------------------------            ----------         ----------------------
Stephen L. Brown*            Independence Investment Associates,
(Age 63)                     Inc., Independence International
Trustee and Chairman         Associates, Inc., Independence Fixed
                             Income Associates, Inc.; Insurance
(continued)                  Marketplace Standards Association,
                             Committee for Economic Development,
                             Ionics, Inc. (since June 2000), Aspen
                             Technology, Inc. (since June 2000);
                             and Trustee and Chairman of 68 funds
                             managed by the Adviser.

Maureen R. Ford*             President, Broker/Dealer Distributor,         2000                    100 (A)
(Age 45)                     John Hancock Life Insurance Company;                                  100 (B)
Trustee, Vice Chairman,      Vice Chairman, Director, President and
President and Chief          Chief Executive Officer, the Adviser
Executive Officer            and The Berkeley Group; Vice Chairman,
                             Director and Chief Executive Officer,
                             John Hancock Funds; Chairman, Director
                             and President, Insurance Agency, Inc.;
                             Chairman, Director and Chief Executive
                             Officer, Sovereign Asset Management
                             Corporation (SAMCorp.); Senior Vice
                             President, MassMutual Insurance Co.
                             (until 1999); Senior Vice President,
                             Connecticut Mutual Insurance Co. (until
                             1996); and Trustee, Vice Chairman,
                             President and Chief Executive Officer
                             of 69 funds managed by the Adviser.

Dennis S. Aronowitz          Professor of Law Emeritus, Boston             1988                    100 (A)
(Age 69)                     University School of Law (as of 1996);                                100 (B)
Trustee                      Director, Brookline Bancorp; and
                             Trustee of 34 funds managed by the
                             Adviser.

                                                                        First Became            Shares Owned
                                                                          a Trustee        Beneficially, Directly
Name (Age) and                        Principal Occupation             (Director prior        or Indirectly, on
Position with the Funds            During the Past Five Years            to 1-1-85)         January 29, 2001(1)(2)
-----------------------            --------------------------            ----------         ----------------------
Richard P. Chapman, Jr.      Chairman, President and Chief                 1975                    100 (A)
(Age 66)                     Executive Officer, Brookline Bancorp.                                 100 (B)
Trustee                      (lending); Director, Lumber Insurance
                             Companies (fire and casualty insurance);
                             Trustee, Northeastern University
                             (education); Director, Depositors
                             Insurance Fund, Inc. (insurance); and
                             Trustee of 34 funds managed by the
                             Adviser.

William J. Cosgrove          Vice President, Senior Banker and             1991                    100 (A)
(Age 68)                     Senior Credit Officer, Citibank, N.A.                                 100 (B)
Trustee                      (retired September 1991); Executive
                             Vice President, Citadel Group
                             Representatives, Inc.; Trustee, the
                             Hudson City Savings Bank (since 1995);
                             and Trustee of 34 funds managed by the
                             Adviser.

Richard A. Farrell           President, Farrell, Healer & Co.,             1996                    1,700 (A)
(Age 68)                     (venture capital management firm)                                     10,900 (B)
Trustee                      (since 1980); prior to 1980, headed
                             the venture capital group at Bank of
                             Boston Corporation; and Trustee of 34
                             funds managed by the Adviser.

Gail D. Fosler               Senior Vice President and Chief               1994                    45 (A)
(Age 53)                     Economist, The Conference Board                                       55 (B)
Trustee                      (non-profit economic and business
                             research); Director, Unisys Corp.;
                             Director, H.B. Fuller Company; and
                             DBS Holdings (Singapore) (Banking
                             and Financial Services); Director,
                             National Bureau of Economic Research
                             (academic); and Trustee of 34 funds
                             managed by the Adviser.

                                                                        First Became            Shares Owned
                                                                          a Trustee        Beneficially, Directly
Name (Age) and                        Principal Occupation             (Director prior        or Indirectly, on
Position with the Funds            During the Past Five Years            to 1-1-85)         January 29, 2001(1)(2)
-----------------------            --------------------------            ----------         ----------------------
William F. Glavin            President Emeritus, Babson College            1996                    -- (A)
(Age 68)                     (as of 1997); Vice Chairman, Xerox                                    -- (B)
Trustee                      Corporation (until June 1989); Director,
                             Caldor Inc., Reebok, Inc. (since 1994)
                             and Inco Ltd.; and Trustee of 34 funds
                             managed by the Adviser.

Dr. John A. Moore            President and Chief Executive Officer,        1996                    -- (A)
(Age 62)                     Institute for Evaluating Health Risks,                                -- (B)
Trustee                      (nonprofit institution) (since
                             September 1989); and Trustee of 34
                             funds managed by the Adviser.

Patti McGill Peterson        Executive Director, Council for               1996                    -- (A)
(Age 57)                     International Exchange of Scholars                                    -- (B)
Trustee                      (since January 1998), Vice President,
                             Institute of International Education
                             (since January 1998); Senior Fellow,
                             Cornell Institute of Public Affairs,
                             Cornell University (until December
                             1997); President Emerita of Wells
                             College and St. Lawrence University;
                             Director, Niagara Mohawk Power
                             Corporation (electric utility); and
                             Trustee of 34 funds managed by the
                             Adviser.

John W. Pratt                Professor of Business Administration          1996                    100 (A)
(Age 69)                     Emeritus, Harvard University Graduate                                 100 (B)
Trustee                      School of Business Administration (as
                             of June 1998); and Trustee of 34 funds
                             managed by the Adviser.


All Trustees and executive officers of the funds as a group                                        2,356(A)
                                                                                                  11,570 (B)

(A)   John Hancock Investors Trust.
(B)   John Hancock Income Securities Trust.
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the officers and Trustees has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

      Each Board of Trustees held four meetings during the fiscal year ended December 31, 2000. With respect to each fund, no Trustee, except for Mr. Glavin, attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund; and (2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all committees.

      Each Board of Trustees has an Audit Committee consisting of Messrs. Aronowitz, Cosgrove and Pratt. All members of each fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee which is attached as Exhibit A. Each Audit Committee held four meetings during the fiscal year ended December 31, 2000. Each Audit Committee recommends to the full board the appointment of outside auditors for each fund, oversees and monitors the audit of each fund, communicates with both the independent auditors and inside auditors on a regular basis, and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by ISB Standard No. 1, and discussed with the auditors their independence; and, (4) based on these discussions recommended to the Board that each fund's financial statements be included in each fund's annual report for the last fiscal year.

      Each Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Ms. Fosler, Ms. Peterson and Messrs. Aronowitz, Chapman, Cosgrove, Farrell, Glavin, Moore and Pratt. All members of each fund's Administration Committee are Independent Trustees. Each Administration Committee held four meetings during the fiscal year ended December 31, 2000. Each Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." Each Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers of the respective funds. Each Administration Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

      Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Ms. Peterson and Messrs. Chapman and Moore. All members of each fund's Contracts/Operations Committee are Independent Trustees. Each Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2000. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

      Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Ms. Fosler and Messrs. Farrell and Glavin. All members of each fund's Investment Performance Committee are Independent Trustees. Each Investment Performance Committee held five meetings during the fiscal year ended December 31, 2000. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the Adviser as necessary if the respective fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

Compliance With Section 16(a) Reporting Requirements

      Section 16(a) of the Securities Exchange Act of 1934 requires each fund's executive officers, Trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish the funds with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers

      In addition to the Chairman (Mr. Brown) and the Vice Chairman, President and Chief Executive Officer (Ms. Ford), the table below lists each fund's executive officers.

Name (Age) Position and Year
Became an Executive Officer
With the Funds                     Principal Occupation During the Past Five Years
--------------                     -----------------------------------------------
William L. Braman                  Executive Vice President and Chief Investment Officer, each of the
(Age 47)                           John Hancock funds and the Adviser; Executive Vice President and
Executive Vice President           Chief Investment Officer, Barring Asset Management, London, UK
and Chief Investment Officer       (until May 2000).
2000

Susan S. Newton                    Vice President and Secretary, each of the John Hancock funds;
(Age 50)                           Senior Vice President, Secretary and Chief Legal Officer, the
Vice President and Secretary       Adviser, John Hancock Funds, The Berkeley Group and SAMCorp.
1984

James J. Stokowski                 Vice President, Treasurer and Chief Accounting Officer, each
(Age 54)                           of the John Hancock funds; Vice President, the Adviser.
Vice President, Treasurer and
Chief Accounting Officer
1986

Thomas H. Connors                  Vice President and Compliance Officer, each of the John
(Age 41)                           Hancock funds and the Adviser; Vice President, John Hancock
Vice President and                 Funds.
Compliance Officer
1996

Remuneration of Officers and Trustees

      The following table provides information about the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for the year ended December 31, 2000. The two non-independent Trustees, Ms. Ford and Mr. Brown, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

                                     Aggregate Compensation                      Total Compensation from All
                                     ----------------------                      Funds in John Hancock Fund
Independent Trustee          Investors Trust       Income Securities Trust         Complex to Trustees(1)
-------------------          ---------------       -----------------------         ----------------------
Dennis S. Aronowitz                  $929                     $970                       $75,000
Richard P. Chapman, Jr.*              969                    1,011                        78,000
William J. Cosgrove*                  890                      929                        72,000
Leland O. Erdahl+                     891                      930                        72,100
Richard A. Farrell                    929                      970                        75,000
Gail D. Fosler                        837                      873                        68,000
William F. Glavin*                    782                      816                        64,000
John A. Moore*                        891                      930                        72,100
Patti McGill Peterson                 866                      904                        70,350
John W. Pratt                         890                      929                        72,000
                                   ------                   ------                      --------
Totals                             $8,874                   $9,262                      $718,550

(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2000. All the Independent Trustees are Trustees of 34 funds in the John Hancock fund complex.
* As of December 31, 2000, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $85,948, for Mr. Cosgrove was $218,258, for Mr. Glavin was $317,363 and for Dr. Moore was $263,160 under the John Hancock Deferred Compensation Plan for Independent Trustees ("the Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.
+ Mr. Erdahl will retire from his position as Trustee effective February 27, 2001.

                                   PROPOSAL 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected Ernst & Young LLP to act as independent public accountants for each fund's fiscal year ending December 31, 2001. Each fund paid $33,500 in audit fees for the year ended December 31, 2000.

      Ernst & Young LLP has advised the funds that it has no direct or indirect financial interest in either fund. This selection is subject to the approval of the shareholders of the respective funds at the meetings. The enclosed proxy cards provide space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of Ernst & Young LLP is expected to be present at the annual meetings, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

      The Boards of Trustees, including each fund's Independent Trustees, unanimously recommend that you ratify the selection of Ernst & Young LLP as independent public accountants of your funds.

Vote Required to Ratify the Selection of Independent Public Accountants

      The approval of a "majority" (as described below) of the shares of each fund is required to ratify the selection of Ernst & Young LLP as such fund's independent public accountants.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

      The affirmative vote of the holders of a plurality of the shares of a fund present in person or represented by proxy at the annual meetings, assuming a majority of the outstanding shares of that fund is present, is required to elect the nominees as Trustees of that fund. The adoption by the shareholders of a fund of proposal 2 requires the affirmative vote of a majority of the shares. A majority of the fund's shares is defined as the lesser of: (i) 67% or more of the shares of the fund present at the annual meetings, if the holders of more than 50% of that fund's shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares of that fund.

      Shares of each fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum of each fund is present at the annual meetings. Abstentions from voting will be treated as shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention has no effect on the voting in determining whether proposal 1 has been adopted but has the same effect as a vote against proposal 2.

      Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange. If a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote on a proposal, those shares will not be considered as present and entitled to vote as to that proposal. For this reason, a "broker non-vote" has no effect on the voting in determining whether proposal 1 has been adopted and has no effect on the voting in determining whether proposal 2 has been adopted pursuant to item (i) above, if the holders of more than 50% of the relevant fund's shares (excluding "broker non-votes") are present or represented by proxy. However, with respect to determining whether proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against that proposal.

      If at the time any session of the annual meetings is called to order a quorum of a fund's shareholders is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn that fund's annual meeting to a later date. In the event that a quorum of a fund's shareholders is present but sufficient votes in favor of proposal 2 or the nominees set forth in proposal 1 have not been received from that fund's shareholders, the persons named as proxies may propose one or more adjournments of that fund's annual meeting to permit further solicitation of proxies on that proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected fund present in person or by proxy at the session of the annual meetings to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment, and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

Expenses and Methods of Solicitation

      The costs of the meetings, including the solicitation of proxies, will be paid by the respective funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603 serves as each fund's investment adviser and administrator.

Telephone Voting

      In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but it is currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

      The management of the funds knows of no business to be brought before the annual meetings except as described above. If, however, any other matters were properly to come before the annual meetings, the persons named on the proxy card intend to vote on those matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the funds will provide further information.

      The meeting is scheduled as a joint meeting of the shareholders of both funds because the shareholders of the funds are expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the annual meetings is in the best interest of each fund's shareholders. In the event that any shareholder present at the annual meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

      The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other fund.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at a fund's annual meeting in 2002 must be received by that fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 10, 2001 for inclusion in that fund's proxy statement relating to that meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                   JOHN HANCOCK INVESTORS TRUST
                                   JOHN HANCOCK INCOME SECURITIES TRUST

Dated: February 15, 2001

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                           For the John Hancock Funds

      The Audit Committee shall be composed of Independent Trustees only. The membership of the Committee shall consist of at least three trustees who are each free of any relationship that, in the opinion of the Independent Trustees, may interfere with such member's individual exercise of independent judgment. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange and American Stock Exchange. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Independent Trustees. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. It shall be the responsibility of the Committee to oversee the funds' auditing and accounting process, recommend to the full Board of Trustees the appointment of auditors for each of the funds, to monitor the audits of the funds, to communicate with both the external auditors and internal auditors on a regular basis, and to provide a conduit for such auditors to report and discuss any matters they deem appropriate at any time. The Committee shall also perform other tasks assigned to it, from time to time, by the Independent Trustees and, in all cases, will report its findings and recommendations to the Independent Trustees or the Committee on Administration.

The Committee's responsibilities include:

1. Recommending to the Board of Trustees the appointment of external auditors for each fund annually through the selection, evaluation and, where appropriate, replacement of the external auditor, and assuring that the external auditors are ultimately accountable to the Audit Committee and the Board of Trustees.

2. Meeting with the external auditors, the internal auditors, and the funds' senior management to review the form and substance of the funds' financial statements and reports.

3. Reviewing the funds' internal and external audit functions and the extent and quality of the auditing program, including implementation of the Code of Ethics.

4. Reviewing and discussing with the external auditors their objectivity, independence and accountability by meeting with the external auditors at least twice a year and receiving formal written statements from the external auditors describing their reporting relationships with the Audit Committee consistent with the Independent Standards Board Standard No. 1.

5. Recommending to the Board of Trustees that it take appropriate action to satisfy itself of the external auditor's independence.

6. Reviewing any problems that may arise out of a fund's accounting, auditing or financial reporting

7. Reviewing the auditing and other fees charged by the external auditing firms.

8. Monitoring the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

9. Reviewing operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

      The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the external auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                          JOHN HANCOCK INVESTORS TRUST

                         Annual Meeting of Shareholders
                                 March 29, 2001

The undersigned hereby appoints MAUREEN R. FORD, SUSAN S. NEWTON AND JAMES J. STOKOWSKI, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the John Hancock Investors Trust to be held at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts, on March 29, 2001 at 9:00 A.M., Eastern time, and at any adjournment of the meeting. All proxies previously given by the undersigned for this meeting are hereby revoked.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

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


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                          JOHN HANCOCK INVESTORS TRUST
--------------------------------------------------------------------------------

Mark box at right if address change has
been noted on the reverse side of this card.                              _____





Please be sure to sign and date this proxy           Date


Shareholder sign here                                Co-owner sign here




                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES


1.) Election of Trustees:                            For All    With-  For all
                                                     Nominees   hold    Except
    (01) D. Aronowitz       (07) G. Fosler
    (02) S. Brown           (08) W. Galvin             ____    ____     ____
    (03) R. Chapman, Jr.    (09) J. Moore
    (04) W. Cosgrove        (10) P. McGill Peterson
    (05) R. Farrell         (11) J. Pratt
    (06) M. Ford



If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                   For    Against  Abstain

 2.) Proposal to ratify the selection              _____   _____    _____
     of Ernst & Young LLP as independent
     public accountants.


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.


RECORD DATE SHARES: